ZEVENBERGEN GENEA FUND	Zevenbergen Genea Fund Investor Class ZVGNX Institutional Class ZVGIX Summary Prospectus October 31, 2019 www.zci.com/funds
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Zevenbergen Genea Fund’s (the "Fund") shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, www.zci.com/funds, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-844-ZVNBRGN (1‑844‑986-2746).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-844- ZVNBRGN (1‑844‑986-2746) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.
Before you invest, you may want to review the Fund's statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 31, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.zci.com/funds. You can also get this information at no cost by calling 1-844-ZVNBRGN (1‑844‑986-2746) or by sending an e-mail request to funds@zci.com.
Investment Objective
The Fund's investment objective is long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		0.94%		0.90%
Shareholder Servicing Fees	0.15%		0.10%
Remainder of Other Expenses	0.79%		0.80%
Total Annual Fund Operating Expenses		2.09%		1.80%
Less: Fee Waiver and/or Expense Reimbursement		-0.69%		-0.70%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.40%		1.10%

(1)
Zevenbergen Capital Investments LLC (the “Adviser” or “ZCI”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2020, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.

Example
This example (the "Example") is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts shown in the Example would be the same even if you did not redeem your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$588	$1,060	$2,366
Institutional Class	$112	$498	$909	$2,058
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2019, the Fund’s portfolio turnover was 35% of the average value of its portfolio.
Principal Investment Strategies of the Fund
ZCI’s mission is to build shareholder wealth through ownership of quality high-growth, publicly-traded companies. Since ZCI’s inception in 1987, the Adviser has applied a consistent philosophy and process to uncover businesses positioned to disrupt old industries, forge new markets and win the hearts and minds of customers. The Adviser manages the Fund with a long-term view; striving to invest in companies for the next decade, not one quarter or one year. This perspective demands a focus on companies that have sustainable business models. Inherent in this research process is the assessment of company strengths and risk factors, whether business, regulatory, or market.
The Fund seeks to invest in companies benefitting from advancements in technology regardless of sector or industry. With a long-term investment horizon, the Adviser identifies companies with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. The Fund’s portfolio generally will contain 20-40 stocks of any market capitalization. The Fund may also invest in initial public offerings (“IPOs”).
Under normal circumstances, the Fund will invest in equity securities of small-, medium-, and large-capitalization issuers. The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on US exchanges (denominated in USD) which may include American Depository Shares ("ADRs"). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Adviser.
The Fund is non-diversified and may, from time to time, have significant exposure to one or more issuer, industry, geographic region or sector of the global economy. The Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors. As of June 30, 2019, over 25% of the Fund’s assets were invested in securities within each of the consumer discretionary and technology sectors.

The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.
The Adviser identifies company growth drivers by using a variety of both traditional (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product/service use) resources. These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. When evaluating the operations of a business, the Adviser seeks to adopt the perspective of the business stakeholders, identifying revenue sources, customer bases, products, and financing sources over extended periods.
The Adviser maintains internally calculated estimates of revenue, cash flow and earnings growth incorporated in a valuation model designed to determine potential upside and downside stock price risk. With the Fund fully invested at all times (nominal cash balance), new securities must present compelling fundamentals (i.e., economics/financial condition of the underlying company) and valuation upside when compared to existing holdings before they are added to the portfolio.
As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons: 1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed to develop as expected, and/or 3) stronger alternatives in growth and valuation exist elsewhere.
The Adviser’s fundamental approach to stock selection (i.e., use of qualitative and quantitative analysis to identify overvalued and undervalued securities) naturally embeds consideration of material environmental, social, and governance (ESG) issues, as ZCI believes companies with durable corporate governance and business practices, coupled with strong growth prospects, deliver compelling returns over time.
The Adviser believes ESG analysis is innate to its core research approach and helps the investment team form a clearer understanding of potential business benefits and risks. The investment strategy incorporates formal research review of company-specific ESG factors in the decision-making process. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:
ADR Risk: Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.
Consumer Discretionary Sector Risk: Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate significantly from day to day.
ESG Criteria Risk: The Fund’s universe of investments may be smaller than that of other funds because of the Fund’s ESG criteria. ESG responsive companies may underperform similar companies without ESG responsive policies or the market as a whole. Company specific ESG factors are considered with each potential investment. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

Foreign Securities and Companies Risk: Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.
Growth Stock Risk: Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations and may be more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may revert to broader market norms, causing their stock prices to fall.
Holdings Risk: Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings.
IPOs and Unseasoned Companies Risk: The Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are also subject to equity securities risk. IPO shares are subject to the risk that the Fund may not be able to dispose of them readily at favorable times or prices or the Fund may have to sell them at a loss due to the lack of an active market.
Large-Capitalization Companies Risk: Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Management Risk: The value of your investment in the Fund is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.
Newer Fund Risk: The Fund has limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.
Non-Diversification Risk: A non-diversified fund may hold a significant percentage of its assets in the securities of relatively fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.
Sector Emphasis Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.
Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Tax Risk: In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended. In particular, the Fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund’s efforts to satisfy the diversification requirement may affect the Fund’s execution of its investment strategy. Additional information concerning the diversification requirement is contained in the SAI.
Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information, is posted on the Fund’s website at www.zci.com/funds or by calling the Fund toll-free at 1-844-ZVNBRGN (1-844-986-2746).
Calendar year ended December 31,
For the year-to-date period ended September 30, 2019, the Fund’s total return was 11.79%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 18.97% for the quarter ended June 30, 2017, and the lowest quarterly return was -26.05 % for the quarter ended December 31, 2018.
Average Annual Total Returns
For the Periods Ended December 31, 2018

Institutional Class	1 Year	Since Inception August 31, 2015
Return Before Taxes	10.97%	18.34%
Return After Taxes on Distributions	10.83%	18.30%
Return After Taxes on Distributions and Sale of Fund Shares	6.52%	14.56%
Investor Class
Return Before Taxes	10.79%	18.06%
Russell 3000® Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	-2.12%	11.05%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

Management
Investment Adviser: Zevenbergen Capital Investments LLC is the Fund’s investment adviser.
Asset Management Team
Portfolio Managers: Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, Leslie Tubbs, CFA, CIC, Joseph Dennison, CFA, and Anthony Zackery, CFA are the Portfolio Managers of the Fund and have managed the Fund since inception in 2015.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701, by telephone at 1-844-ZVNBRGN (1-844-986-2746), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amount for the Investor Class is $2,500 and the minimum initial investment amount for the Institutional Class is $50,000. The minimum subsequent investment amount for the Investor Class is $100 and the minimum subsequent investment amount for the Institutional Class is $500. Your financial intermediary may impose different investment minimums. Please contact them for additional details.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.